UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Hardinge Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARDINGE INC.

One Hardinge Drive

Elmira, NY  14902-1507

April 2, 2007

Dear Shareholder:

It is my pleasure to invite you to the 2007 Annual Meeting of Shareholders of Hardinge Inc., which will be held on Tuesday, May 8, 2007. The meeting will be held at 9:00 a.m., eastern time, at the corporate headquarters of Hardinge Inc., One Hardinge Drive, Elmira, New York.

The accompanying Notice of Annual Meeting and Proxy Statement describe the matters to be considered and acted upon by our shareholders at the Annual Meeting.

It is important that your shares be represented at the meeting whether or not you plan to attend. Please note that you may vote your shares by telephone, online or by mail. The toll-free telephone number, internet address and instructions for voting are contained in the Proxy Statement. Alternatively, if you received a printed proxy card, you may vote by signing and dating it and returning it in the envelope provided.

Thank you for your ongoing support of Hardinge Inc.

Sincerely,

J. Patrick Ervin

Chairman of the Board,

Chief Executive Officer and President

Notice of 2007 Annual Meeting of Shareholders of Hardinge Inc.

To Shareholders of Hardinge Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Hardinge Inc. which will be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 8, 2007, at 9:00 A.M. eastern time. The principal business of the meeting will be:

(1)         To elect three Class I Directors for three year terms;

(2)         To ratify the appointment of Ernst & Young LLP as Hardinge’s independent auditor for the fiscal year ending December 31, 2007; and

(3)         To transact such other business as may properly come before the meeting.

Your vote is important to us. Please vote by one of the following methods whether or not you plan to attend the meeting (see instructions on the enclosed proxy card):

•       via the internet.

•       by telephone.

•       by returning the enclosed proxy card.

By order of the Board of Directors,

J. Philip Hunter
Secretary

Hardinge Inc.

One Hardinge Drive

Elmira, NY  14902-1507

April 2, 2007

HARDINGE INC.

Proxy Statement for the 2007 Annual Meeting of Shareholders

HARDINGE INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors (the “Board”) of Hardinge Inc. (“Hardinge”, the “Company”, “we”, “our” or “us”) is soliciting proxies for our Annual Meeting of Shareholders (the “Meeting”) to be held on May 8, 2007 at 9:00 a.m. eastern time at our corporate headquarters located at One Hardinge Drive, Elmira, New York. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. Please read it carefully. This proxy statement and the accompanying proxy card are first being mailed to our shareholders on or about April 2, 2007.

Questions and Answers

What Am I Voting On?

At the Meeting, you will be voting:

•       to elect three Class I directors for three year terms;

•       to ratify the appointment of Ernst & Young LLP as Hardinge’s independent auditor for the fiscal year ending December 31, 2007; and

•       or any other matter, if any, as may properly come before the Meeting and any adjournment or postponement of the Meeting.

How Do You Recommend That I Vote On These Items?

The Board recommends that you vote FOR each of the director nominees and FOR the ratification of the Board’s appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2007.

Who Is Entitled To Vote?

You may vote if you owned our common shares as of the close of business on March 12, 2007, the record date for the Meeting.

How Many Votes Do I Have?

You are entitled to one vote for each common share you owned as of March 12, 2007. As of the close of business on March 12, 2007, we had 8,837,616 common shares outstanding. The shares held in our treasury are not considered outstanding and will not be voted or considered present at the Meeting.

How Do I Vote By Proxy Before The Meeting?

Before the Meeting, registered shareholders may vote shares in one of the following three ways:

•       by internet at www.investorvote.com;

•       by telephone (within the United States and Canada) at 1-800-652-VOTE (8683); or

•       by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Please see your proxy card or the information your bank, broker, or other holder of record provided you for more information on these options.

If you vote by proxy, your shares will be voted at the Meeting in the manner you indicate. If you sign your proxy card or complete the internet or telephone voting procedures but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

May I Vote My Shares In Person At The Meeting?

Yes. You may vote your shares at the Meeting if you attend in person, even if you previously submitted a proxy card or voted by internet or telephone. Whether or not you plan to attend the Meeting, however, we encourage you to vote your shares by proxy before the Meeting.

May I Change My Mind After I Vote?

Yes. You may change your vote or revoke your proxy at any time before the polls close at the Meeting. You may change your vote by:

•       signing another proxy card with a later date and returning it to our Corporate Secretary at One Hardinge Drive, Elmira, New York  14902-1507, prior to the Meeting;

•       voting again by telephone or via the internet prior to the Meeting; or

•       attending the Meeting and voting your shares in person.

You also may revoke your proxy prior to the Meeting without submitting any new vote by sending a written notice that you are withdrawing your vote to our Corporate Secretary at the address specified above.

What Shares Are Included on My Proxy Card?

Your proxy card includes shares held in your own name. You may vote these shares by internet, telephone or mail, all as described on the enclosed proxy card.

How Do I Vote If I Participate In The Hardinge Inc. Retirement Plan?

If you are a participant in The Hardinge Inc. Retirement Plan, separate participant direction cards will be mailed to you along with this proxy statement. You can instruct the plan’s trustees how to vote the shares that are allocated to your account. If you do not vote your shares, the trustees will vote them in proportion to those shares for which they have received voting instructions.

How Many Shares Must Be Present To Hold the Meeting?

In order for us to conduct the Meeting, a majority of our outstanding common shares as of March 12, 2007, must be present in person or by proxy at the Meeting. This is called a quorum. Your shares are counted as present at the Meeting if you attend the Meeting and vote in person or if you properly return a proxy by internet, telephone or mail.

How Many Votes Are Needed For Proposals?

Nominees for director will be elected by a plurality of votes cast at the Meeting by holders of common stock present in person or by proxy and entitled to vote. Any other matter, including ratification of the appointment of Ernst & Young LLP, requires the affirmative vote of a majority of the votes cast at the meeting, except as otherwise provided in our Certificate of Incorporation or By-Laws.

What Is A “Broker Non-Vote”?

If you own shares through a bank or broker in street name, you may instruct your bank or broker how to vote your shares. A “broker non-vote” occurs when you fail to provide your bank or broker with voting instructions and the bank or broker does not have the discretionary authority to vote your shares on a particular proposal.

How Will Broker Non-Votes And Abstentions Be Treated?

Broker non-votes and abstentions will be treated as shares present for quorum purposes, but not entitled to vote, so they will have no effect on the outcome of any proposal.

How Will Voting On “Any Other Business” Be Conducted?

We have not received proper notice of, and are not aware of, any business to be transacted at the Meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the Meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

Who Pays For The Solicitation Of Proxies?

Our Board is making this solicitation of proxies on our behalf. We will pay the costs of the solicitation, including the costs for preparing, printing and mailing this proxy statement. We also will reimburse brokers, nominees and fiduciaries for their costs in sending proxies and proxy materials to our shareholders so you can vote your shares. Our directors, officers and regular employees may contact you by telephone or electronic communication or in person. We will not pay directors, officers or other regular employees any additional compensation for their proxy solicitation efforts.

How Can I Find The Voting Results Of The Meeting?

We will include the voting results in our Form 10-Q for the quarter ending June 30, 2007, which we expect to file with the Securities and Exchange Commission (SEC) on or before August 9, 2007.

How Do I Submit A Shareholder Proposal For, Or Nominate A Director For Election At, Next Year’s Meeting?

If you wish to submit a proposal to be included in our proxy statement for our 2008 Annual Meeting of Shareholders, we must receive it at our principal office on or before November 27, 2007. Please address your proposal to:  Corporate Secretary, Hardinge Inc., One Hardinge Drive, Elmira, New York  14902-1507. We will not be required to include in our proxy statement a shareholder proposal that is received after that date or that otherwise does not meet the requirements for shareholder proposals established by the SEC or set forth in our By-Laws.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board is divided into three classes. Nominees J. Patrick Ervin, Mitchell I. Quain, and Kyle H. Seymour are Class I directors, and if elected at the Meeting, will serve a term of three years expiring at the 2010 Annual Meeting, or when their respective successors have been duly elected and qualified.

The following sets forth with respect to each nominee for director and each director continuing in office such person’s length of service as a director, age, principal occupation during the past five years, other positions such person holds with the Company, if any, and other information regarding the experience of the director.

Nominees for Election as Class I Directors:

Name and Age	Principal Occupations During Past 5 Years; Other Positions Held with the Company; Other Directorships of Publicly Traded Companies	Length of Service as Director and Expiration of Term
J. Patrick Ervin (Age 50)

Chief Executive Officer of the Company since May 1, 2001, Chairman of the Board since January 1, 2003 and President since April 2000; formerly Chief Operating Officer, Executive Vice President—Operations, and Senior Vice President—Manufacturing, Engineering and Marketing.

Since 2001 Expires 2007
Mitchell I. Quain (Age 55)

Senior Director of ACI Capital Corp.; former Chairman of Register.com, Inc., an internet services provider, 2002 to 2005; Vice Chairman of ABN AMRO from which he retired in November 2001, having been with predecessor companies since 1997; Currently Chairman of the Board of Directors, Magnetek, Inc., and a Director of Strategic Distribution, Inc. and Titan International, Inc.; Member of the Company’s Compensation and Investment Committees.

Since 2004 Expires 2007
Kyle H. Seymour (Age 46)

Chairman, President and Chief Executive Officer, Xtek, Inc., since February 2002; Senior Vice President, UNOVA Corporation from May 2000 to February 2002; President, Cincinnati Machine Division of UNOVA Corporation from October 1998 to May 2000; Chairman of the Company’s Compensation Committee and member of the Audit Committee.

Since 2004 Expires 2007

THE BOARD RECOMMENDS A VOTE FOR ALL NOMINEES.

Directors Continuing in Service:

Name and Age	Principal Occupations During Past 5 Years; Other Positions Held with the Company; Other Directorships of Publicly Traded Companies	Length of Service as Director and Expiration of Term
Class II Directors:
Daniel J. Burke (Age 66)

President and Chief Executive Officer, Swift Glass Co., Inc., a fabricator of glass component parts; Lead Director, Chairman of the Company’s Nominating and Governance Committee and member of the Audit and Investment Committees.

Since 1998 Expires 2008
J. Philip Hunter (Age 64)	Former Partner, Sayles & Evans, a law firm; retired from the practice of law on December 31, 2006; Secretary of the Company; Member of the Company’s Investment Committee.	Since 1992 Expires 2008
Class III Directors:
Douglas A. Greenlee (Age 59)

Coordinator Life Skills of Way Station, Inc. since May 2003; formerly Owner, Harpers Ferry Wood Products; Attorney and Certified Public Accountant; Chairman of the Company’s Investment Committee and member of the Nominating and Governance Committee.

Since 1979 Expires 2009
John J. Perrotti (Age 46)

President and Chief Executive Officer of Gleason Corporation since July 2005; President and Chief Operating Officer from January 2005 to July 2005; Executive Vice President and Chief Financial Officer from March 2002 to December 2004; prior thereto Vice President—Finance and Treasurer; Chairman of the Company’s Audit Committee and member of the Investment Committee.

Since 2003 Expires 2009

CORPORATE GOVERNANCE

Our business, property and affairs are managed by, or are under the direction of, our Board pursuant to New York Business Corporation Law and our By-Laws. Members of the Board are kept informed of Hardinge’s business through discussions with the Chairman and Chief Executive Officer, the Chief Financial Officer, and other key members of management, by reviewing materials provided to them and by participating in meetings of the Board and its several committees.

Board Meetings

The Board held six scheduled meetings during the year ended December 31, 2006. All members of the Board attended at least 75% of the aggregate number of Board meetings and meetings of committees of which they are members held during 2006.

Board Committees

We have four standing Board committees:  Audit, Compensation, Nominating and Governance, and Investment. Each standing committee’s written charter, as adopted by the Board, is available on our website at www.hardinge.com under the heading “Investor Relations.”

Audit Committee

The Audit Committee met four times during 2006. The current members of our Audit Committee are Messrs. Perrotti (Chairman), Burke and Seymour. The Audit Committee assists the Board in fulfilling its responsibilities for generally overseeing the Company’s financial reporting processes and the audit of the Company’s financial statements, including the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent auditor, the performance of the independent auditor, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee Report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of our independent auditor; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews the Company’s disclosure controls and procedures, internal controls, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives; oversees the Company’s compliance programs with respect to legal and regulatory requirements; oversees investigations into complaints concerning financial matters; reviews other risks that may have a significant impact on the Company’s financial statements; and reviews SEC filings. The Audit Committee works closely with management as well as the independent auditor. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The independent auditor regularly meets privately with the Audit Committee and has unrestricted access to this Committee.

Compensation Committee

The Compensation Committee met four times during 2006. The current members of the Compensation Committee are Messrs. Seymour (Chairman) and Quain. The Compensation Committee reviews and recommends to the Board salaries and bonuses of all executive officers and also administers the Company’s 1996 and 2002 Incentive Stock Plans and grants stock options and restricted stock awards under those plans. Other specific duties include reviewing and approving objectives relevant to executive officer compensation; evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving severance arrangements and other applicable agreements for executive officers; overseeing the Company’s equity-based and incentive compensation plans; reviewing total compensation of senior managers of the Company and its subsidiaries; establishing compensation policies and practices for service on the Board and its committees; developing guidelines for and monitoring director and executive stock ownership; and annually evaluating its performance and its charter.

Nominating and Governance Committee

The Nominating and Governance Committee met three times during 2006. The current members of the Nominating and Governance Committee are Messrs. Burke (Chairman) and Greenlee. The Nominating and Governance Committee is expected to identify, evaluate and recommend nominees for the Board of Directors for purposes of each annual meeting of shareholders and evaluate the composition and organization of the Board and its committees. The Nominating and Governance Committee also develops and regularly reviews corporate governance principles and related policies for approval by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and

Governance Committee include: overseeing succession planning; annually assessing the size and composition of the Board, including developing and reviewing director qualifications for approval by the Board; identifying and recruiting new directors and considering candidates proposed by shareholders; recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and listing standards; conducting a preliminary review of director independence and financial literacy and expertise of Audit Committee members; overseeing director orientation and continuing education; overseeing the self-evaluation of the Board and its committees; and annually evaluating the Chief Executive Officer in conjunction with the Compensation Committee with input from all Board members. The Nominating and Governance Committee also administers the Company’s Related Party Transaction Policy.

It is the policy of the Nominating and Governance Committee to consider both recommendations and nominations for candidates to the Board submitted by our shareholders. Shareholder recommendations for candidates to the Board must be directed in writing to the Chairman of the Board, Hardinge Inc., One Hardinge Drive, Elmira, NY  14902-1507, and must include:  the candidate’s name, age, business address and residence address, the candidate’s principal occupation or employment, the number of shares of the Company which are beneficially owned by the candidate, a description of all arrangements or understandings between the shareholder making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, detailed biographical data and qualifications and information regarding any relationships between the candidate and the Company within the last three years, and any other information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A shareholder’s recommendation must also set forth:  the name and address, as they appear on the Company’s books, of the shareholder making such recommendation, the class and number of shares of the Company which are beneficially owned by the shareholder and the date such shares were acquired by the shareholder, any material interest of the shareholder in such nomination, any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in his capacity as a proponent to a shareholder proposal, and a statement from the recommending shareholder in support of the candidate, references for the candidate, and an indication of the candidate’s willingness to serve, if elected.

Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and director nominations, which are properly brought before an annual meeting of shareholders. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 120 calendar days prior to the date proxy statements were mailed to shareholders in connection with the previous year’s annual meeting of shareholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholder, to be timely, must be so received a reasonable time before the solicitation is made.

Except as may be required by rules promulgated by NASDAQ, the SEC, or other applicable law, there are currently no specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess.

In identifying and evaluating the individuals that it recommends that the Board select as director nominees, the Nominating and Governance Committee utilizes the following process:

•       The Committee reviews the qualifications of any candidates who have been properly recommended or nominated by the shareholders, as well as those candidates who have been identified by management, individual members of the Board or, if the Committee determines, a search firm. During 2006, no third party fee was paid to assist in identifying or evaluating nominees.

•       The Committee evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of shareholders.

•       The Committee considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of the Board as a whole.

•       After such review and consideration, the Committee recommends that the Board select the slate of director nominees.

Investment Committee

The Investment Committee met five times during 2006. The current members of the Investment Committee are Messrs. Greenlee (Chair), Burke, Hunter, Perrotti and Quain. The Investment Committee reviews the investments and performance of the trustees of our U.S. pension and retirement plans, fixes desirable goals and consults with the trustees of the plans.

Director Independence

The Board makes an annual determination regarding the independence of each of our directors. The Board has determined that Messrs. Burke, Greenlee, Perrotti, Quain and Seymour are “independent” within the meaning of the rules of NASDAQ and all other applicable laws and regulations. Specifically, the Board determined that they were independent because no relationship of any kind was identified other than as directors and shareholders.

The Board determined that Mr. Ervin was not independent because he is an executive officer of Hardinge, and Mr. Hunter was not independent, having been a partner in Hardinge’s primary law firm, Sayles & Evans.

Each member of the Board’s Audit, Compensation, and Nominating and Governance Committees is independent within the meaning of the rules of NASDAQ and all other applicable laws and regulations.

Communications with Directors

Shareholders may communicate concerns to any director, committee member or the Board by writing to the following address:  Hardinge Inc. Board of Directors, Hardinge Inc., One Hardinge Drive, Elmira, New York  14902-1507, Attention:  Corporate Secretary. Please specify to whom your correspondence should be directed. The Corporate Secretary has been instructed by the Board to promptly forward all correspondence (except advertising material) to the relevant director, committee member or the full Board, as indicated in the correspondence.

Audit Committee Financial Expert

The Board has determined that at least one member of the Audit Committee, John J. Perrotti, is an Audit Committee Financial Expert for purposes of the SEC rules and NASDAQ rules.

Executive Sessions of Non-Employee Directors

Non-employee Board members periodically meet without management present. There were four such meetings during 2006. Additional meetings may be called by the Lead Director in his discretion or at the request of the Board. The Lead Director, Mr. Burke, presides over meetings of the non-employee directors.

Policy Regarding Directors’ Attendance at Annual Meetings

Hardinge Inc. has a policy that every director and nominee for director will attend our Annual Meeting of shareholders unless unavoidable circumstances, business or personal, arise. All of the Board Members attended the 2006 Annual Meeting.

Code of Conduct

Our Board has adopted the Code of Conduct for Directors and Executive Officers and the Code of Ethics for Senior Financial Officers which supplements the Code of Conduct governing all employees and directors. Copies of these policies are available on our website at www.hardinge.com. We will promptly disclose any amendments to, or waivers from, these policies on our website. During 2006, no amendments to or waivers of the provisions of these policies were made with respect to any of our directors, executive officers or senior financial officers.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT AUDITOR

The Board is seeking shareholder ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2007.

The Audit Committee of the Board has reviewed and evaluated all criteria it considered relevant in assessing the performance of Ernst & Young LLP, such as the quality of its audit work, its knowledge of the industry and the Company’s affairs, the availability of its professional advice on a timely basis and the reasonableness of its fees. Based upon such review and evaluation, the engagement of Ernst & Young LLP has been approved by the Board upon the recommendation of the Audit Committee. If the Company’s shareholders do not ratify the appointment of Ernst & Young LLP, the appointment of an independent auditor will be reconsidered by the Audit Committee and the Board. Even if the appointment is ratified, the Audit Committee in its discretion may nevertheless recommend to the Board another independent auditor at any time during the year if the Audit Committee determines such a change would be in the best interests of  our shareholders and the Company.

It is expected that representatives of Ernst & Young LLP will attend the Meeting and be available to make a statement or respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITOR.

Independent Auditor Information

The Company incurred the following fees for services performed by Ernst & Young LLP in 2006 and 2005:

	2006	2005
Audit Fees(1)	$1,062,579	$829,759
Audit Related Fees(2)	30,639	32,043
Tax Fees(3)	24,295	100,768
All Other Fees(4)	3,500	—
Total	$1,121,013	$962,570

(1)          Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for professional services rendered for the audit of the Company’s annual financial statements for each of the years ended December 31, 2006 and 2005, for review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for each of those years, and for services that are normally provided in connection with statutory and regulatory filings. The amount also includes for fees billed for the audit of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)          Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements for each of the years ended December 31, 2006 and 2005, and not included in the Audit Fees listed above. These services include audits of the Company’s employee benefit plans or consultations in connection with acquisitions.

(3)          Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for tax compliance, tax advice and tax planning for each of the fiscal years ended December 31, 2006 and 2005. These services included tax return preparation, and other U.S. and non-U.S. tax advisory and tax compliance services.

(4)          These are fees for other permissible work performed by Ernst & Young LLP that does not meet the above category description. This includes a subscription to Ernst & Young LLP, EY online research tool.

The Audit Committee has the sole and direct authority to engage, appoint and replace other independent auditors. In addition, every engagement of Ernst & Young LLP to perform audit or non-audit services on behalf of the Company or any of its subsidiaries requires pre-approval from the Audit Committee before Ernst & Young LLP is engaged to provide those services. As a result, for 2006 and 2005, the Audit Committee approved all services performed by Ernst & Young LLP on behalf of the Company and its subsidiaries.

Vote Required

The affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the appointment of Ernst & Young LLP.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s independent auditors, risk assessment and risk management, and oversight of treasury matters. The Audit Committee manages the Company’s relationship with its independent auditor, which report directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met privately at its regular meetings with both the independent auditor and the Company’s chief executive officer and chief financial officer, each of whom has unrestricted access to the Audit Committee. The Audit Committee held four meetings during 2006.

The Company’s management is primarily responsible for the Company’s internal control and financial reporting process. The Company’s independent auditor, Ernst & Young LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles, the effectiveness of the Company’s internal control over financial reporting and management’s assessment of the internal control over financial reporting. The Audit Committee monitors the Company’s financial reporting process and reports to the Board on its findings.

The Audit Committee hereby reports as follows:

1.                The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.                The Audit Committee has discussed with the independent auditor the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

3.                The Audit Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in rule 3600T, and has discussed with the independent auditor the independent auditor’s independence.

4.                Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

The Audit Committee has numerous oversight responsibilities beyond those related to the audited financial statements and the retention and oversight of the Company’s independent auditor. The Committee’s charter, which is available at the Company’s website (www.hardinge.com) under the heading “Investor Relations,” describes those other responsibilities.

Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the representations made to them by the independent auditor. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or that the audit of the Company’s financial statements by the independent auditor has been carried out in accordance with auditing standards generally accepted in the United States.

Members of the Audit Committee:
John J. Perrotti (Chairman)
Daniel J. Burke
Kyle H. Seymour

This report shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Paragraphs (a) and (b) below set forth information about the beneficial ownership of Hardinge’s Common Stock. Unless otherwise indicated, the persons named have sole voting and investment power with respect to the shares listed.

(a)  To the knowledge of management, the following owned 5% or more of Hardinge’s outstanding shares of Common Stock as of March 1, 2007:

Name and Address of Beneficial Owner	Shares Owned and Nature of Beneficial Ownership		Percent of Class
Franklin Resources, Inc.	900,991	(1)	10.20%
One Franklin Parkway San Mateo, CA 94403
FMR Corp.	884,287	(2)	10.01%
82 Devonshire Street Boston, MA 02109
Dimensional Fund Advisors LP	726,164	(3)	8.22%
1299 Ocean Avenue Santa Monica, CA 90401
Jeffrey L. Gendell	722,639	(4)	8.18%
55 Railroad Avenue Greenwich, CT 06830

(b) The number of shares of Hardinge Common Stock owned by the directors, by each “named executive officer” identified in the section “Executive Compensation—Summary Compensation Table”, and by all directors and named executive officers as a group, as of March 1, 2007, is as follows:

Name	Shares Owned and Nature of Beneficial Ownership(5)(6)		Percent of Class(8)
Directors
Daniel J. Burke	17,159	(7)	—
Douglas A. Greenlee	13,340		—
J. Philip Hunter	27,793		—
John J. Perrotti	6,572		—
Mitchell I. Quain	8,008		—
Kyle H. Seymour	6,585		—
Named Executive Officers
(*also serves as director)
J. Patrick Ervin*	127,929		1.4%
Charles R. Trego, Jr.	8,000		—
Douglas C. Tifft	81,238		—
All Directors and named executive officers as a Group (nine persons)	296,624		3.4%

(1)          Based on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2007 by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC identifying each as a beneficial owner of all 900,991 shares and identifying Franklin Advisory Services, LLC as having sole voting power and sole dispositive power with respect to such shares.

(2)          Based on information reported on a Schedule 13G filed with the Securities and Exchange Commission on March 31, 2005 by FMR Corp.

(3)          Based on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2007 by Dimensional Fund Advisors LP.

(4)          Based on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 20, 2007 by Jeffrey L. Gendell, Tontine Overseas Associates, LLC, Tontine Capital Partners, LP and Tontine Capital Management, LLC identifying (i) Jeffrey L. Gendell as the beneficial owner of all 722,639 shares with shared voting and shared dispositive power; (ii) Tontine Overseas Associates, LLC as beneficial owner of 143,612 of such shares with shared voting and shared dispositive power, and (iii) Tontine Capital Partners, L.P. and Tontine Capital Management LLC as beneficial owners of 579,027 of such shares with shared voting and shared dispositive power.

(5)          Includes shares of Common Stock, subject to forfeiture and restrictions on transfer, granted under Hardinge’s 1996 and 2002 Incentive Stock Plans as well as options to purchase shares of Common Stock exercisable within 60 days issued under said Plans. Messrs. Burke, Greenlee, Hunter, Perrotti, Quain, Seymour, Ervin, and Tifft have the right to purchase 5,250, 4,500, 6,750, 1,500, 1,500, 1,500, 26,000 and 10,000, respectively, pursuant to such options. All directors and executive officers as a group hold options to purchase 57,000 such shares.

(6)          Includes shares of Common Stock held by Vanguard Fiduciary Trust Company as the trustee of Hardinge’s Retirement Plan for the benefit of the members of the group, who may instruct the trustee as to the voting of such shares. If no instructions are received, the trustee votes the shares in the same proportion as it votes the shares for which instructions were received. The power to dispose of shares of Common Stock is also restricted by the provisions of the Plan. The trustee holds for the benefit of Messrs. Ervin and Tifft, and all executive officers as a group the equivalent of 1,583, 1,370, and 2,953 shares, respectively.

(7)          Includes 150 shares held by Mr. Burke’s spouse, as to which Mr. Burke disclaims beneficial ownership.

(8)          Unless otherwise indicated, does not exceed 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Hardinge’s directors and certain of its officers to file reports of their ownership of Hardinge Common Stock and of changes in such ownership with the SEC and the NASDAQ. Regulations also require Hardinge to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis.

To Hardinge’s knowledge, based solely on its review of the copies of such reports furnished to Hardinge and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were met.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Subsequent sections of this proxy statement provide specific information about compensation to the following executive officers of Hardinge (our named executive officers):

•       J. Patrick Ervin—Chairman of the Board, Chief Executive Officer and President

•       Charles R. Trego, Jr.—Chief Financial Officer and Senior Vice President

•       Douglas C. Tifft—Senior Vice President—Administration

To supplement the information presented in the compensation tables and other data presented in this proxy statement, the following is an overview and analysis of our compensation programs and policies for our named executive officers.

Compensation Philosophy, Objectives and Methodology

The primary goals of our executive compensation programs are:

•       motivation of our executive officers to cause the Company to achieve the best possible financial and operational results;

•       attraction and retention of high quality executives who can provide effective leadership, consistency of purpose and enduring relations with relevant stakeholders; and

•       alignment of long-term interests of our executive officers with those of our shareholders.

In making decisions about total compensation to each executive officer, we consider Company performance against internal plans, Company performance within the context of our peer group, and individual performance against specific job responsibilities. Company performance is measured by revenues, earnings, return on investment and shareholder return. We do not employ a specific formula for taking any of these factors into account except that a portion of the short term incentive bonus is based on pre-established financial performance objectives. Rather, we make a subjective determination regarding total compensation packages for our executive officers after considering these factors in the aggregate.

We benchmark our executive compensation programs against published surveys and various other sources such as proxy disclosures, executive search firms and published industry data. We also compare our executive compensation programs to policies and practices of other companies having a significant presence in the machine tool industry including Circor International Inc., Flow Inc., Hurco Companies Inc., Kadant Inc., Kaydon Corp., Core Molding, NN Inc. and Sun Hydraulics Corp. We refer to these other companies as our “peer group.”

Finally, we evaluate the relativity of compensation among our executive officers with a view to ensure that differences properly reflect differences in title, job responsibilities, performance and seniority.

Compensation Program Components

The significant components of our compensation program for executive officers include base salary, short term incentive bonus, long term incentive stock awards, supplemental executive retirement benefits and other benefits.

Base Salary

Base salary is a fixed, cash component of compensation, which is reviewed and adjusted annually. The goal of this component is to provide Company executives with a stable, market-competitive base of income that is commensurate with an executive’s skills, experience and contributions to the Company.

Short Term Incentive Bonus

Short term incentive bonus is an annual cash bonus under the Company’s Cash Incentive Plan that is fully at risk for the executives, and is in part dependent on the executive achieving annual performance goals and objectives set by the Compensation Committee at the beginning of each fiscal year. The Committee establishes both financial and operational goals for the year that take into account expected business conditions and incorporate short-term objectives that support longer-range goals. A portion of each executive’s bonus is awarded at the discretion of the Committee, which considers achievement of the aforementioned goals and objectives as well as the totality of the executive’s achievements in that fiscal year, the Company’s financial performance, and comparisons to our peer group.

Long Term Incentive Stock Awards

Long term incentive stock awards, issued under the Company’s 2002 Incentive Stock Plan, have two elements:  restricted shares and performance shares. Restricted shares are primarily intended to retain executives by providing a compelling incentive for the participating executives to remain with the Company. Restricted shares also allow the Company to tie a portion of an executive’s total compensation directly to increase in shareholder value.

Performance shares are intended to motivate executives to set and achieve long range strategic plans that improve the structural performance of the business and increase its intrinsic value over a multi-year period. Performance shares vest only if the executive remains with the Company through the performance period and achieves the performance criteria specified by the Committee at the time of grant.

Restricted shares vest over time periods that are generally longer than the vesting periods for performance shares.

In any given year, the Compensation Committee may elect to grant restricted shares, performance shares, both, or neither, depending on the Committee’s assessment of Company performance, business conditions, strategic goals and plans, executive retention risk, and aggregate holdings by executive participants in the plan.

Supplemental Executive Retirement Benefits

The Supplemental Executive Retirement Plan (SERP) has two purposes: to offset statutory limits imposed on an executive as a participant in the Company’s defined benefit pension plan, and to provide an additional incentive for retention in cases of executives with long standing company service. Mr. Ervin is the only participant in the SERP, which is described in detail under the “Pension Benefits” table.

Other Benefits

Miscellaneous other benefits include company car allowances, home security systems, and local club memberships. The primary purposes of these benefits are to enhance the attractiveness of the generally rural locations of the Company’s facilities to an executive, to provide for the executive’s physical security, and to provide convenient forums in which Company executives can meet and build good relations with customers and visitors.

Role of Executive Officers in Determining Compensation

The Compensation Committee, which consists exclusively of independent directors, evaluates compensation matters involving our executive officers. The Compensation Committee determines all long term incentive stock awards without Board participation. With respect to all other executive compensation, the Compensation Committee recommends action, as appropriate, to the full Board. The chief executive officer plays an active role in preparing information for the Committee’s review and in preparing recommendations for the Committee’s and the Board’s consideration.

For the chief executive officer and other executive officers, the Committee evaluates, establishes, and recommends to the full Board the base salary, targets and awards under the Cash Incentive Plan. The chief executive officer contributes to the establishment of both short term and long term performance goals and objectives; however, the Committee independently assesses, and adjusts as appropriate, all performance goals and objectives before referring them to the full Board for approval.

The chief executive officer is not present during the Compensation Committee’s deliberations of its recommendations to the Board with respect to the chief executive officer’s compensation. Likewise, the Board’s determination of the chief executive officer’s compensation occurs outside the presence of the chief executive officer.

2006 Compensation of Executive Officers

The base salaries for Mr. Ervin and Mr. Tifft were increased effective January 1, 2006 to $320,000 and $150,000, respectively, representing an increase of 13.3% and 7.1% respectively. No adjustment was made to the base salary of Mr. Trego in 2006 since he joined the Company in late 2005.

The Company paid a total of $339,156 in short term incentive bonuses to our named executive officers in respect of 2006 performance including $200,068 to Mr. Ervin, $81,855 to Mr. Trego and $57,233 to Mr. Tifft. These awards were earned as a result of achieving both targeted financial and non-financial objectives. Targeted financial objectives were based on profitability and asset utilization. The non-financial payout is discretionary and was based on the Board’s acceptance of the Compensation Committee’s evaluation of performance of each individual during the year, including achievement of pre-determined operational objectives, as well as corporate profitability, and comparison to the peer group.

The Company made only one long term incentive stock award in 2006, an award of 3,000 restricted shares to Mr. Trego who joined the Company in late 2005. The Compensation Committee made the award, which vests in six years, to improve the retention potential for Mr. Trego and to tie a portion of Mr. Trego’s overall compensation to shareholder return.

During 2006, the Company did not make any significant changes to the SERP or other benefits provided to our named executive officers.

Summary Compensation Table

						Non-Equity	Change in
Name and				Stock	Option	Incentive Plan	Pension	All Other
Principal	Salary	Bonus	Awards	Awards	Compensation	Value	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)(1)	(e)(2)	(f)	(g)(3)	(h)	(i)	(j)
J. Patrick Ervin,	2006	320,000	80,000	—	—	200,068	313,906 (4)	12,011 (6)	925,985
Chairman of the Board, President and Chief Executive Officer
Charles R. Trego, Jr.,	2006	231,600	—	53,880	—	81,855	—	—	367,335
Chief Financial Officer/Senior Vice President
Douglas C. Tifft,	2006	150,000	15,000	—	—	57,233	25,417 (5)	—	247,650
Senior Vice President—Administration/ Assistant Secretary

(1)             Reflects final payments to Messrs. Ervin and Tifft under an executive retention bonus program adopted by the Company in 2004.

(2)             Reflects a long term incentive stock award of 3,000 restricted shares under the 2002 Incentive Stock Plan, using the aggregate grant date fair value of the award determined in accordance with FAS 123R. The assumptions used in determining the grant date fair value of this award are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2006.

(3)             Reflects the value of short term incentive bonuses earned in 2006 under the Company’s Cash Incentive Plan based on 2006 performance. These awards were paid in 2007.

(4)             Amount includes $25,807 attributable to the increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan and $288,099 attributable to the increase in the present value of the accumulated benefit under the Supplemental Executive Retirement Plan.

(5)             Reflects increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan.

(6)             Includes personal use of a Company-leased automobile and payment of country club membership dues.

The base salaries for Mr. Ervin and Mr. Tifft were increased effective January 1, 2006 to $320,000 and $150,000, respectively, representing an increase of 13.3% and 7.1% respectively. No adjustment was made to the base salary of Mr. Trego in 2006 since he joined the Company in late 2005.

Messrs. Ervin and Tifft received in 2006 payments of $80,000 and $15,000, respectively, under the executive retention bonus program adopted by the Board in 2004. The purpose of the program was to enhance the Company’s potential for retaining key executives in the aftermath of a three year period (2001-2003) during which executive base salaries were reduced and short term incentive bonuses were suspended in response to the machine tool industry recession. Under the terms of the program, Messrs. Ervin and Tifft were paid a total of $285,000 and $62,500, respectively, in semi-annual installments during 2004 through 2006 based on their continued employment with the Company. No further amounts are payable under this program.

Grants of Plan-Based Awards

								All Other	All Other
								Stock	Option
								Awards:	Awards:	Exercise	Grant Date
		Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	or Base	Fair Value
		Under Non-Equity			Under Equity Incentive			Shares of	Securities	Price of	of
		Incentive Plan Awards(1)			Plan Awards			Stock or	Underlying	Option	Stock
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Accrued
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(#)	($/sh)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(h)	(i)
J. Patrick Ervin	—	50,000	180,000	280,000	—	—	—	—	—	—	—
Charles R. Trego, Jr.	2/14/06	—	—	—	—	—	—	3,000	—	—	53,880 (2)
	—	23,160	83,376	129,696	—	—	—	—	—	—	—
Douglas Tifft	—	12,375	44,550	69,300	—	—	—	—	—	—	—

(1)          Reflects short term incentive bonus award opportunities under the Company’s Cash Incentive Plan based on 2006 performance. Actual awards were determined in February 2007 and are reflected in the Summary Compensation Table. Threshold, target and maximum do not reflect award opportunity for improvement in Company’s ratio of working capital to sales, for which no threshold, target or maximum is established. See narrative disclosure to Grants of Plan-Based awards below.

(2)          Reflects the aggregate grant date value of the award determined in accordance with FAS 123R.

The Company paid a total of $339,156 in short term incentive bonuses to Messrs. Ervin, Trego and Tifft under the Cash Incentive Plan in respect of 2006 performance including $200,068 to Mr. Ervin, $81,855 to Mr. Trego and $57,233 to Mr. Tifft. These awards were earned as a result of achieving both targeted financial and non-financial objectives. Targeted financial objectives were based on profitability and asset utilization. The non-financial payout is discretionary and was based on the Board’s acceptance of the Compensation Committee’s evaluation of performance of each individual during the year, including achievement of pre-determined operational objectives, as well as corporate profitability, and comparison to the peer group.

Mr. Trego was awarded 3,000 restricted shares of Common Stock in February 2006 under the Company’s 2002 Incentive Stock Plan. These restricted shares were awarded based on Mr. Trego’s performance and the Company’s desire to improve the retention potential of Mr. Trego. Under the terms of the award, consistent with awards made in prior years to other executive officers, the restricted shares are subject to forfeiture by Mr. Trego if he voluntarily resigns from employment or is terminated for cause within six years after the award date. The vesting of some or all of the restricted shares may be accelerated under other circumstances, as explained in “Potential Payments Upon Termination or Change in Control.” Prior to vesting, Mr. Trego is entitled to vote the restricted shares and receive all dividends paid on the shares.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
J. Patrick Ervin	14,000	—	—	12.65	5/3/12
	12,000	—		7.81	12/31/12	54,500	(1)	820,770	—	—
Charles R. Trego, Jr.	—	—	—	—	—	3,000	(2)	45,180	—	—
Douglas C. Tifft	6,000	—	—	12.65	5/3/12
	4,000	—	—	7.81	12/31/12	22,500	(3)	338,850	—	—

(1)             Reflects awards of restricted shares of Common Stock vesting as follows: January 4, 2007, 10,000 shares; January 3, 2008, 5,000 shares; January 21, 2011, 18,000 shares; and March 7, 2011, 21,500 shares.

(2)             Reflects an award of restricted shares of Common Stock vesting on February 14, 2012.

(3)             Reflects awards of restricted shares of Common Stock vesting as follows: January 4, 2007, 6,000 shares; January 3, 2008, 4,000 shares; January 2, 2009, 4,000 shares; January 21, 2011, 5,000 shares; and March 7, 2011, 3,500 shares.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
J. Patrick Ervin	—	—	6,000	101,460
Charles R. Trego, Jr.	—	—	—	—
Douglas C. Tifft	—	—	4,500	76,095

Pension Benefits

Name	Pension Plan	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
J. Patrick Ervin	Hardinge Inc. Pension Plan	28.17	265,610	—
	Hardinge Inc. Executive Supplemental Pension Plan	28.17	640,114	—
Charles R. Trego, Jr.	—	—	—	—
Douglas C. Tifft	Hardinge Inc. Pension Plan	27.75	240,665	—

The Pension Benefits table provides information regarding the number of years of credited service, the present value of accumulated benefits, and payments made during the last fiscal year with respect to the Pension Plan of Hardinge, Inc. (the “Pension Plan”) and the Hardinge Inc. Executive Supplemental Retirement Plan (the “SERP”).

The Pension Plan is a broad based, tax-qualified defined benefit pension plan, which provides a benefit upon retirement to eligible employees of the Company. All United States employees except employees hired or rehired after February 29, 2004 are eligible to participate. Messrs. Ervin and Tifft are participants in the Pension Plan, Mr. Trego is not. Benefits are based upon years of service with the Company, basic rate of pay on December 1, 1993 and compensation paid after November 30, 1993. The service amounts shown in the table above represent actual years of service with the Company. No additional years of credited service have been granted to the named executive officers under the Pension Plan.

The Pension Plan offers several forms of benefit payments, including a life annuity option, 50%, 75% and 100% joint and survivor options, and 10-year and 5-year certain and life annuity options. Each option available under the Pension Plan is actuarially equivalent except that the 50%, 75% and 100% joint and survivor options are subsidized if the contingent beneficiary is the participant’s spouse.

The pension benefit is a monthly payment equal to one-twelfth (1/12th) of the sum of two products: The first product is 1-1/4% multiplied times the participant’s basic rate of pay on December 1, 1993 multiplied times his number of years of credited service (plus any fraction of a year) through November 30, 1993. The second product is 1-1/2% multiplied times the participant’s compensation paid after November 30, 1993. Basic rate of pay on December 1, 1993 excludes bonuses. Compensation paid after November 30, 1993 includes salary but excludes bonuses other than retention bonuses.

The pension benefit described above is payable in the form of a life annuity beginning on the participant’s normal retirement date which is the first day of the month on or after his 65th birthday. The amount of monthly payment will be adjusted if the benefit is paid in a form other than a life annuity or if payments begin before the normal retirement date. Several forms of early retirement pension benefits are available under the Pension Plan.

If either Mr. Ervin or Mr. Tifft terminated employment on December 31, 2006, he would be eligible for a reduced benefit beginning on the first day of any month beginning on or after his 55th birthday. The reduction would be 1/156th for each of the first 60 months and 1/312th for each of the next 60 months by which his benefit commencement date preceded his normal retirement date.

Participants are fully vested in their Pension Plan benefit after completing five years of service. A preretirement survivor annuity equal to the 50% survivor annuity payable under the 50% joint and survivor option will be payable to a surviving spouse if the participant dies before the commencement of benefit payments but after completing at least five years of service.

Mr. Ervin is the only participant in the SERP. The SERP is a nonqualified defined benefit pension plan that provides a benefit computed under a formula that is more generous than the Pension Plan benefit formula but is offset by the Pension Plan benefit. Benefits earned under the SERP are paid from Company assets.

The SERP benefit equals the product of 1-1/4% multiplied times the participant’s “final average annual compensation” multiplied times his years of credited service (plus any fraction of a year) through his date of termination of employment (or 65th birthday if sooner). “Final average annual compensation” means the average of the participant’s highest “annual compensation” received in any 3 of the last 5 full calendar years preceding the date of termination of employment. “Annual compensation” equals the participant’s base salary paid plus cash bonuses earned during a calendar year, however, the amount of cash bonuses taken into account for a given year is limited to 50% of the base salary paid for the year.

The benefit under the SERP formula is computed without regard to the Internal Revenue Code limits on maximum benefit and maximum compensation which apply to benefits computed under the Pension Plan.

The benefit earned under the SERP will generally be paid at the same time and in the same form as the benefit earned under the Pension Plan.

Amounts reported above as the actuarial present value of accumulated benefits under the Pension Plan and the SERP are computed using the interest and mortality assumptions that the Company applies to amounts reported in its financial statement disclosures and are assumed to be payable at normal retirement age. The interest rate assumption is 6.02% for the Pension Plan and 5.75% for the SERP. The mortality table for both the Pension Plan and the SERP is the RP2000 Mortality Table for Healthy Male Annuitants projected to 2007.

Potential Payments Upon Termination or Change in Control

The Company has entered into written employment contracts with Messrs. Ervin, Trego and Tifft. The term of each employment agreement is two years, with automatic, successive one-year extensions unless either party provides the other with 60 days’ prior notice of termination. In the case of a change of control (as such term is defined in the employment agreements), the term of each executive’s employment agreement will be automatically extended for a period of two years following the date of the change of control. If an executive is terminated without cause, or resigns for good reason, he will be entitled to continued payment of his base salary for the greater of six months or the remainder of the current term. If an executive is terminated without cause or resigns for good reason on or after a change of control, or resigns for any reason at any time six months or more following a change of control, he will be entitled (i) to receive a lump sum cash payment equal to one and one-half times the sum of his base salary in effect immediately prior to his termination or resignation (or as in effect immediately prior to the change of control, if higher) and his average annual bonus for the three years preceding the change of control, and (ii) to participate, at the Company’s expense, in the Company’s welfare benefit plans for a period of three years following his resignation or termination. Such lump sum cash payments are subject to reduction to the extent necessary to prevent any amounts or benefits due from being deemed “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code. In addition, under certain circumstances of termination, as more fully described in the tables below all restricted stock grants become fully vested and all stock options may be surrendered to the Company for cash in an amount equal to the aggregate excess of the fair market value over the exercise price of such options.

The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if they had terminated employment on December 31, 2006 under the circumstances shown. The tables exclude (i) amounts accrued through December 31, 2006 that would be paid in the normal course of continued employment, such as accrued but unpaid salary; (ii) benefits under the Pension Plan and SERP, which benefits are described under the caption “Pension Benefits”, none of which are enhanced or accelerated by any termination event; and (iii) termination arrangements generally available to all of the Company’s salaried employees.

J. Patrick Ervin

	Resignation Without Good Reason ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change in Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation For Good Reason After Change in Control ($)
Cash Severance	—	—	—	—	200,000	(1)	—	814,034	(2)
Stock Options(3)	120,740	120,740	120,740	120,740	120,740		120,740	120,740
Acceleration of Unvested Restricted Stock(4)	—	820,770	820,770	—	282,872		—	820,770
Cash Incentive Plan(5)	—	200,068	200,068	200,068	—		—	—
Life Insurance(6)	—	329,603	57,971	57,971	—		—	—
Health Coverage(7)	—	—	—	—	4,093		—	24,558

(1)          Amount is paid in installments during a six month period beginning on the termination date.

(2)          Amount is paid in a lump sum.

(3)          Reflects the excess of the closing market price of $15.06 for the Company’s Common Stock on December 31, 2006 over the exercise price of outstanding options, all of which are currently vested. Under the terms of the applicable award agreements (i) upon retirement, all options remain exercisable for three years, (ii) upon termination for cause or voluntary resignation, all options remain exercisable for seven days, (iii) upon death, all options remain exercisable for the lesser of three years or the remaining option term, and (iv) under all other circumstances of termination, all options remain exercisable for six months.

(4)          Reflects 54,500 unvested restricted shares and a closing market price of $15.06 for the Company’s Common Stock on December 31, 2006. Under the terms of the applicable award agreements, restricted shares immediately vest on death, termination due to disability or, following a change in control, termination without cause or resignation for good reason. The Company’s Compensation Committee has discretion to accelerate the vesting of restricted shares under other circumstances of termination.

(5)          Reflects a short term incentive bonus award under the Company’s Cash Inventive Plan unpaid as of December 31, 2006. Under the terms of the Plan, unpaid awards are payable upon death, retirement or termination due to disability. The Company’s Compensation Committee has discretion to pay all or a portion of unpaid awards under other circumstances of termination.

(6)          The Company is the owner and beneficiary of two life insurance policies insuring the life of Mr. Ervin. Pursuant to an agreement between Mr. Ervin and the Company, upon Mr. Ervin’s death, all proceeds are payable to Mr. Ervin’s beneficiaries. Upon Mr. Ervin’s retirement or disability, he is entitled to the policies or the cash value of the policies.

(7)          Under Mr. Ervin’s employment agreement, he is entitled to six months of health insurance coverage upon termination without cause or resignation for good reason, or thirty-six months of health insurance coverage if a termination without cause or resignation for good reason occurs after a change in control.

Charles R. Trego, Jr.

	Resignation Without Good Reason ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change in Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason After Change in Control ($)
Cash Severance	—	—	—	—	193,600	(1)	—	470,183	(2)
Acceleration of Unvested Restricted Stock(3)	—	45,180	45,180	—	—		—	45,180
Cash Incentive Plan(4)	—	81,855	81,855	81,855	—		—	—
Health Coverage(5)	—	—	—	—	6,822		—	24,558

(1)          Amount is paid in installments during a ten month period beginning on the termination date.

(2)          Amount is paid in a lump sum.

(3)          Reflects 3,000 unvested restricted shares and a closing market price of $15.06 for the Company’s Common Stock on December 31, 2006. Under the terms of the applicable award agreement, restricted shares immediately vest on death, termination due to disability or, following a change in control, termination without cause or resignation for good reason. The Company’s Compensation Committee has discretion to accelerate the vesting of restricted shares under other circumstances of termination.

(4)          Reflects a short term incentive bonus award under the Company’s Cash Inventive Plan unpaid as of December 31, 2006. Under the terms of the Plan, unpaid awards are payable upon death, retirement or termination due to disability. The Company’s Compensation Committee has discretion to pay all or a portion of unpaid awards under other circumstances of termination.

(5)          Under Mr. Trego’s employment agreement, he is entitled to ten months of health insurance coverage upon termination without cause or resignation for good reason, or thirty-six months of health insurance coverage if a termination without cause or resignation for good reason occurs after a change of control.

Douglas C. Tifft

	Resignation Without Good Reason ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change in Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason After Change in Control ($)
Cash Severance	—	—	—	—	82,500	(1)	—	300,529	(2)
Stock Options(3)	43,460	43,460	43,460	43,460	43,460		43,460	43,460
Acceleration of Unvested Restricted Stock(4)	—	338,850	338,850	—	181,970		—	338,850
Cash Incentive Plan(5)	—	57,233	57,233	57,233	—		—	—
Life Insurance(6)	—	257,723	64,437	64,437	—		—	—
Health Coverage(7)	—	—	—	—	4,093		—	24,558

(1)          Amount is paid in installments during a six month period beginning on the termination date.

(2)          Amount is paid in a lump sum.

(3)          Reflects the excess of the closing market price of $15.06 for the Company’s Common Stock on December 31, 2006 over the exercise price of outstanding options, all of which are currently vested. Under the terms of the applicable award agreements (i) upon retirement, all options remain exercisable for three years, (ii) upon termination for cause or voluntary resignation, all options remain exercisable for seven days, (iii) upon death, all options remain exercisable for the lesser of three years or the remaining option term, and (iv) under all other circumstances of termination, all options remain exercisable for six months.

(4)          Reflects 22,500 unvested restricted shares and a closing market price of $15.06 for the Company’s Common Stock on December 31, 2006. Under the terms of the applicable award agreements, restricted shares immediately vest on death, termination due to disability or, following a change in control, termination without cause or resignation for good reason. The Company’s Compensation Committee has discretion to accelerate the vesting of restricted shares under other circumstances of termination of employment.

(5)          Reflects a short term incentive bonus award under the Company’s Cash Inventive Plan unpaid as of December 31, 2006. Under the terms of the Plan, unpaid awards are payable upon death, retirement or termination due to disability. The Company’s Compensation Committee has discretion to pay all or a portion of unpaid awards under other circumstances of termination.

(6)          The Company is the owner and beneficiary of two life insurance policies insuring the life of Mr. Tifft. Pursuant to an agreement between Mr. Tifft and the Company, upon Mr. Tifft’s death, all proceeds are payable to Mr. Tifft’s beneficiaries. Upon Mr. Tifft’s retirement or disability, he is entitled to the policies or the cash value of the policies.

(7)          Under Mr. Tifft’s employment agreement, he is entitled to six months of health insurance coverage upon termination without cause or resignation for good reason, or thirty-six months of health insurance coverage if a termination without cause or resignation for good reason occurs after a change of control.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

Compensation Committee Report

The Compensation Committee of the Board of Directors oversees the executive compensation programs of Hardinge on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with Hardinge’s management the Compensation Discussion and Analysis included in this proxy statement.

Based on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Hardinge’s Annual Report on Form 10-K for the Year ended December 31, 2006 and in this proxy statement.

Members of the Compensation Committee:

Kyle H. Seymour (Chairman)

Mitchell I. Quain

This report shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts.

Director Compensation

During 2006, the members of the Board who are not full-time employees of the Company were paid an annual fee of $32,000 payable one-half in shares of the Company’s Common Stock and the remaining one-half in either stock or cash as elected by the director. Each non-employee director is also paid $1,500 for each Board meeting attended, and $1,000 for each committee meeting attended. The Chair of the Audit Committee is paid an additional annual fee of $4,000 and the Chairs of each other committee, $2,000.

The following table presents the compensation provided by Hardinge to non-employee directors for the fiscal year ended December 31, 2006:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Daniel J. Burke	38,000	16,000	54,000
Douglas A. Greenlee	35,000	16,000	51,000
J. Philip Hunter	30,000	16,000	46,000	(2)
John J. Perrotti	38,000	16,000	54,000
Mitchell I. Quain	18,000	32,000	50,000
Kyle H. Seymour	35,000	16,000	51,000

(1)          Represents the aggregate grant date fair value of stock awards determined in accordance with FAS 123R. The number of shares awarded to each director in 2006 is as follows: Mr. Burke, 1,073; Mr. Greenlee, 1,073; Mr. Hunter, 1,073; Mr. Perrotti, 1,073; Mr. Quain, 2,150; and Mr. Seymour, 1,073.

(2)          Does not include $23,000 paid to Mr. Hunter for his service as Corporate Secretary.

Non-employee directors receive no other form of compensation such as stock option awards, incentive pay, or retirement benefits. They are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, committee and shareholder meetings and also reimbursed for reasonable expenses associated with other Hardinge business activities. Hardinge also pays premiums on directors’ and officers’ liability insurance policies covering directors.

TRANSACTIONS WITH RELATED PERSONS

The Company recognizes that transactions between the Company and its directors or executives can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its shareholders. Therefore, as a general matter and in accordance with the Company’s Code of Ethics for Directors and Executive Officers and the Company’s Code of Conduct for Senior Financial Officers, it is the Company’s preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. Therefore, the Company has adopted a formal policy which requires the Company’s Nominating and Governance Committee to review and, if appropriate, to approve or ratify any transactions in which a director, executive officer, or a family member thereof has a material interest. Pursuant to the policy, the Nominating and Governance Committee will review any such transaction in which the Company is or will be a participant and the amount involved exceeds $100,000. After its review the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Committee determines in good faith.

Mr. J. Philip Hunter is a director and the Secretary of the Company, and he and his spouse were, until their retirement effective December 31, 2006, partners with the law firm of Sayles & Evans. Sayles & Evans has acted as regular outside legal counsel to the Company since 1956. During 2006 the Company paid Sayles & Evans $302,123 for legal services. The Company expects to continue to use the services of Sayles & Evans during 2007. The Nominating and Governance Committee reviewed the transactions between the Company and Sayles & Evans during 2006 under the terms of the Company’s related party transaction policy. The Committee approved the transactions after determining they are appropriate and on terms that are fair to the Company.

OTHER MATTERS

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, some of the directors, officers and regular employees of the Company may conduct additional solicitations by telephone and personal interviews without remuneration. The Company may also request nominees, brokerage houses, custodians and fiduciaries to forward soliciting material to beneficial owners of stock held of record and will reimburse such persons for any reasonable expense.

The Company has purchased insurance from Illinois National Insurance Company providing for reimbursement of directors and officers of the Company and its subsidiary companies for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers, including actions as fiduciaries under the Employee Retirement Income Security Act of 1974. The insurance coverage expires on April 1, 2007 and costs $164,650 on an annualized basis, which was paid by the Company. It is anticipated that a similar policy will be purchased effective upon termination of said coverage.

Financial statements for the Company and its consolidated subsidiaries are included in Hardinge Inc.’s Annual Report to shareholders for the year 2006 which was mailed to our shareholders on or about April 2, 2007.

A COPY OF HARDINGE INC.’S 2006 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING HARDINGE. TO OBTAIN A COPY, PLEASE WRITE TO: KELLY BAKER, TREASURER, HARDINGE INC., ONE HARDINGE DRIVE, ELMIRA, NY 14902. THE 10-K IS ALSO AVAILABLE ON THE COMPANY’S WEBSITE (www.hardinge.com).

By Order of the Board of Directors,
HARDINGE INC.

J. PHILIP HUNTER
Secretary

Dated: April 2, 2007

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 8, 2007.
Vote by Internet
• Log on to the Internet and go to
  www.investorvote.com
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
  States, Canada & Puerto Rico any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01 - J. Patrick Ervin	☐	☐	02 - Mitchell I. Quain	☐	☐	03 - Kyle H. Seymour	☐	☐

	For	Against	Abstain
2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s Independent auditor for 2007.	☐	☐	☐

B  Non-Voting Items

Change of Address — Please print your new address below.

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

Proxy — Hardinge Inc.

Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting

May 8, 2007

The undersigned hereby constitutes and appoints Daniel J. Burke and Douglas A. Greenlee, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 8, 2007 at 9:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions below for telephone or internet voting.

This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposal 2.

PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

(Items to be voted appear on reverse side.)

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 8, 2007.
Vote by Internet
• Log on to the Internet and go to
  www.investorvote.com
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
  States, Canada & Puerto Rico any time on a touch tone
  telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card - Retirement Plan

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01 - J. Patrick Ervin	☐	☐	02 - Mitchell I. Quain	☐	☐	03 - Kyle H. Seymour	☐	☐

	For	Against	Abstain
2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s Independent auditor for 2007.	☐	☐	☐

B  Non-Voting Items

Change of Address — Please print your new address below.

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

Proxy — Hardinge Inc.

Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting

May 8, 2007

Hardinge Inc. Retirement Plan

The undersigned hereby constitutes and appoints Vanguard Fiduciary Trust Company, as Trustee under the Hardinge Inc. Retirement Plan, his or her true and lawful agent and proxy with full power of substitution for all shares of Common Stock the undersigned has the power to direct the vote under said Plan, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 8, 2007 at 9:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

The undersigned hereby directs Vanguard Fiduciary Trust Company as Trustee of the Plan to vote all shares of Common Stock in the undersigned’s accounts under said Plan in accordance with the instructions given herein. Pursuant to the terms of the Plan, the Trustee of the Plan will vote all shares of Common Stock held in the undersigned’s name for which voting instructions have not been received prior to May 3, 2007 in the same proportion as those Plan shares for which it has received instructions.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the Plan Trustee upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposal 2.

PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.